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                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

                                  $150,000,000

                         GENESIS HEALTHCARE CORPORATION

                 2.5% CONVERTIBLE SENIOR SUBORDINATED DEBENTURES
                                    DUE 2025

                               PURCHASE AGREEMENT

                                                               February 24, 2005

Wachovia Capital Markets, LLC
   As Representative of the Several
   Initial Purchasers named in Schedule
   I hereto
c/o Wachovia Capital Markets, LLC
301 South College Street, 4th Floor
Charlotte, North Carolina 28288-0735

Dear Sirs and Mesdames:

      Genesis HealthCare Corporation, a Pennsylvania corporation (the "COMPANY"), confirms its agreement with respect to the proposed issuance and sale to the several purchasers named in Schedule I hereto (the "INITIAL PURCHASERS") of $150,000,000 principal amount of the Company's 2.5% Convertible Senior Subordinated Debentures Due 2025 (the "FIRM SECURITIES") to be issued pursuant to the provisions of an Indenture to be dated as of March 2, 2005 (the "INDENTURE") among the Company, the Guarantors (as defined below), and The Bank of New York, as Trustee (the "TRUSTEE"). The Company also proposes to issue and sell to the Initial Purchasers not more than an additional $30,000,000 principal amount of its 2.5% Convertible Senior Subordinated Debentures Due 2025 (the "ADDITIONAL SECURITIES", and together with the Firm Securities, the "SECURITIES") if and to the extent that you shall have determined to exercise, on behalf of the Initial Purchasers, the right to purchase such Additional Securities granted to the Initial Purchasers in Section 2 hereof. Subject to the provisions of the Indenture, the Securities will be fully and unconditionally guaranteed (the "SUBSIDIARY GUARANTEES") on an unsecured senior subordinated basis by all of the domestic subsidiaries of the Company listed on the signature pages to this Agreement and certain of the Company's future domestic subsidiaries (collectively, the "GUARANTORS"). The Securities will be convertible into shares of Common Stock, par value $0.01 per share, of the Company (the "COMMON STOCK", and such shares into which the Securities are convertible, the "UNDERLYING SECURITIES").

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      Wachovia Capital Markets, LLC has agreed to act as the sole book-running manager and as Representative of the Initial Purchasers (in such capacity, the "REPRESENTATIVE") in connection with the offering and sale of the Securities.

      The Securities, the Underlying Securities and the Subsidiary Guarantees will be offered without being registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), to qualified institutional buyers in compliance with the exemption from registration provided by Rule 144A under the Securities Act.

      The Initial Purchasers and their direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement (the "REGISTRATION RIGHTS AGREEMENT"), to be dated the Closing Date (as defined herein) among the Company, the Guarantors and the Initial Purchasers.

      The Company has prepared and delivered to each Initial Purchaser copies of a preliminary offering memorandum dated February 23, 2005 (the "PRELIMINARY MEMORANDUM") and has prepared and will deliver to each Initial Purchaser, on the date hereof or the next succeeding day, copies of a final offering memorandum dated February 24, 2005 (the "FINAL MEMORANDUM"), each for use by such Initial Purchaser in connection with its solicitation of purchases of, or offering of, the Securities. "MEMORANDUM" means, with respect to any date or time referred to in this Agreement, the most recent offering memorandum (whether the Preliminary Memorandum or the Final Memorandum, or any amendment or supplement to either such document), including exhibits thereto and any documents incorporated by reference therein, which has been prepared and delivered by the Company to the Initial Purchasers in connection with their solicitation of purchases of, or offering of, the Securities. The terms "SUPPLEMENT", "AMENDMENT" and "AMEND" as used herein with respect to a Memorandum shall include all documents incorporated by reference in the Memorandum that are filed subsequent to the date of the Memorandum with the Securities and Exchange Commission (the "COMMISSION") pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

      All references in this Agreement to the Common Stock shall be deemed to include the rights evidenced by such Common Stock to the extent provided in the Rights Agreement dated as of November 18, 2003 between the Company and StockTrans, Inc., as rights agent.

      1. Representations and Warranties. The Company and each of the Guarantors jointly and severally represent and warrant to, and agree with, you that:

            (a) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Memorandum complied when filed or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the

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      Commission thereunder and (ii) the Memorandum, in the form used by the
      Initial Purchasers to confirm sales, as of its date and the Closing Date (as defined in Section 4), will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Memorandum based upon information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use therein.

            (b) The Memorandum has been prepared by the Company for use by the Initial Purchasers as contemplated herein. No order or decree preventing the use of the Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company or any of the Guarantors, is contemplated.

            (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania, has the corporate power and authority to own its property and to conduct its business as described in the Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries, considered together as one enterprise, whether or not arising in the ordinary course of business (a "MATERIAL ADVERSE EFFECT").

            (d) Each of the subsidiaries of the Company has been duly incorporated, organized or formed, as the case may be, and is validly existing as a corporation, limited liability company or limited partnership, as the case may be, in good standing under the laws of its jurisdiction of incorporation, organization or formation; each of the subsidiaries of the Company has power and authority to own, lease and operate its properties and to conduct its business as described in the Memorandum, is duly qualified as a foreign entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not have a Material Adverse Effect; the issued and outstanding capital stock or ownership interests, as the case may be, of each of the Company's subsidiaries has been duly authorized and validly issued, is fully paid and non-assessable, and, other than those subsidiaries listed in Schedule 1(d),

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      is owned by the Company, directly or indirectly, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim, other than such security interests, mortgages, pledges, liens, encumbrances or claims pursuant to the Company's Senior Credit Agreement dated as of December 1, 2003, as amended; none of the outstanding shares of capital stock or ownership interests, as the case may be, of any of the Company's subsidiaries held directly or indirectly by the Company was issued in violation of the preemptive or similar rights of any securityholder of such subsidiary.

            (e) This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors.

            (f) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Memorandum.

            (g) The shares of Common Stock outstanding prior to the issuance of the Securities have been duly authorized and are validly issued, fully paid and non-assessable.

            (h) The Company and each of the Guarantors have all requisite corporate, limited liability company, partnership or limited liability partnership, as the case may be, power and authority to enter into this Agreement and perform their respective obligations hereunder.

            (i) The Company has all requisite corporate power and authority to execute, issue and deliver the Securities and perform its obligations thereunder. The Firm Securities and the Additional Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally and equitable principles of general applicability and an implied covenant of good faith and fair dealing, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement.

            (j) The Company has all requisite corporate power and authority to execute, issue and deliver the Underlying Securities. The Underlying Securities issuable upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights.

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            (k) Each of the Guarantors has all requisite corporate, limited liability company, partnership or limited liability partnership, as the case may be, power and authority to execute, issue and deliver the Subsidiary Guarantees and perform its obligations thereunder. The Subsidiary Guarantees have been duly authorized by each of the Guarantors and when the Subsidiary Guarantees are duly endorsed on the Securities in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers pursuant to this Agreement on the Closing Date, assuming due authorization of the Securities by the Trustee, such Subsidiary Guarantees will constitute legally valid and binding obligations of the respective Guarantors, entitled to the benefits of the Indenture and enforceable against the respective Guarantors in accordance with their terms, subject to applicable bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally and equitable principles of general applicability and an implied covenant of good faith and fair dealing.

            (l) The Company and each of the Guarantors have all requisite corporate, limited liability company, partnership or limited liability partnership, as the case may be, power and authority to enter into the Indenture and the Registration Rights Agreement, and to perform their respective obligations thereunder. Each of the Indenture and the Registration Rights Agreement has been duly authorized, and when executed and delivered by the Company and each of the Guarantors, will be a valid and binding agreement of the Company and each of the Guarantors, enforceable in accordance with its terms, subject to applicable bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally and equitable principles of general applicability and an implied covenant of good faith and fair dealing and except as rights to indemnification and contribution under the Registration Rights Agreement may be limited by applicable law.

            (m) The execution and delivery by the Company and each of the Guarantors, and the performance by the Company and each of the Guarantors, as the case may be, of their obligations under, this Agreement, the Indenture, the Registration Rights Agreement, the Securities and the Subsidiary Guarantees will not result in (i) the violation of any provision of applicable law or the certificate of incorporation or by-laws or other constitutive documents of the Company or any such Guarantor, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over any such entity, or (ii) breach of, or default under, any agreement or other instrument binding upon any such entity that is material to the Company and its subsidiaries, considered together as one enterprise, or to which any of the property or assets of any such entity is subject, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the

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      performance by any such entity of their respective obligations under this
      Agreement, the Indenture, the Registration Rights Agreement, the Securities and the Subsidiary Guarantees, as the case may be, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities, Subsidiary Guarantees and Underlying Securities and by Federal and state securities laws with respect to the conversion of the Securities and the obligations of the Company and the Guarantors under the Registration Rights Agreement.

            (n) The subsidiaries of the Company set forth on Schedule II hereto comprise approximately 64% of the Company's total revenue under generally accepted accounting principles in the United States for the fiscal year ended September 30, 2004, as reported in the Company's annual report on Form 10-K for such fiscal year, and no other subsidiary of the Company represented greater than 3% of the Company's total revenue under generally accepted accounting principles in the United States for such fiscal year.

            (o) Except for the registration rights contained in the Registration Rights Agreement, the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

            (p) There are no voting agreements, voting trusts, proxies or other agreements or understandings with respect to the voting of any capital stock of the Company or any of its subsidiaries to which the Company or any of its subsidiaries is a party.

            (q) Except as otherwise disclosed in the Memorandum, subsequent to the respective dates as of which information is given in the Memorandum,
      (i) there has not occurred any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries, considered together as one enterprise, whether or not arising in the ordinary course of business;
      (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or its subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

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            (r) None of the Company or any of its subsidiaries is (i) in violation of its charter or by-laws or its partnership or operating agreement, as applicable; (ii) in default, and no event has occurred which, with notice or the lapse of time or both, would constitute such a default, in the due performance or observance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, considered together as one enterprise and to which such entity is a party or by which such entity or its property is bound; or (iii) to the knowledge of the Company, is in violation in any respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except for such defaults that would not, singly or in the aggregate, have a Material Adverse Effect.

            (s) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in the Memorandum.

            (t) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of such entity is subject other than proceedings accurately described in all material respects in the Memorandum and proceedings that would not have a Material Adverse Effect or a material adverse effect on the ability of the Company or any of the Guarantors to perform their respective obligations under the Purchase Agreement, the Indenture, the Registration Rights Agreement, the Securities and the Subsidiary Guarantees or to consummate the transactions contemplated therein.

            (u) The Company and each of its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct their respective businesses, (iii) are in compliance with all terms and conditions of any such permit, license or approval, (iv) are in compliance with any applicable provision of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") or the rules and regulations promulgated thereunder and (v) are in compliance with any applicable provision of the Foreign Corrupt Practice Act of 1977, as amended, or the rules and regulations promulgated thereunder, except where such noncompliance with Environmental Laws, failure to receive

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      required permits, licenses or other approvals, failure to comply with the terms and conditions of such permits, licenses or approvals, or noncompliance with ERISA or the Foreign Corrupt Practices Act of 1977, as amended, would not in each case, singly or in the aggregate, have a Material Adverse Effect.

            (v) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

            (w) The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Memorandum will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

            (x) Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act, each an "AFFILIATE") has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities, the Underlying Securities and the Subsidiary Guarantees or (ii) offered, solicited offers to buy or sold the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

            (y) Based on the representations and warranties of the Initial Purchasers and compliance with the covenants by the Initial Purchasers as set forth in Section 7 of this Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers in the manner contemplated by this Agreement to register the Securities, the Subsidiary Guarantees or the Underlying Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

            (z) The Securities satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.

            (aa) The Company has established and maintained disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15) which
      (i) are designed to ensure that material information relating to the Company and its subsidiaries is made known to its chief executive

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      officer and chief financial officer by others within the Company and its subsidiaries; (ii) have been evaluated for effectiveness as of the date of the most recent annual and quarterly reports of the Company; and (iii) are effective in all material respects to perform the functions for which they were established.

            (bb) Based on the evaluation of its disclosure controls and procedures, and other than as disclosed in the Company's quarterly report for the quarter ended December 31, 2004, the Company is not aware of (i) any significant deficiency in the design or operation of its internal controls which could adversely affect its ability to record, process, summarize and report financial data or any material weaknesses in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in its internal controls.

            (cc) Since the date of the most recent evaluation of such disclosure controls and procedures, and other than as disclosed in the Company's quarterly report for the quarter ended December 31, 2004, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

            (dd) The Company has complied and will comply with the currently applicable provisions of the Sarbanes-Oxley Act of 2002, and to the best of the Company's knowledge, its directors and officers in their capacities as such have complied and will comply with the currently applicable provisions of the Sarbanes-Oxley Act of 2002.

            (ee) The books, records and accounts of the Company and each of its subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, such entity. The Company and each of its subsidiaries, taken as a whole, maintain a system of accounting controls sufficient to provide reasonable assurances that (a) transactions are executed in accordance with management's general or specific authorization, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain accountability for assets and (c) access to assets is permitted only in accordance with management's general or specific authorization.

            (ff) The Company and each of its subsidiaries own or possess, or own or possess licenses or other rights to use, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service

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      marks and trade names (collectively, the "INTELLECTUAL PROPERTY")
      currently employed or required by such entity in connection with the business currently conducted by such entity as described in the Memorandum, except such as the failure to so own or possess would not have, singly or in the aggregate, a Material Adverse Effect.

            (gg) The Company and each of its subsidiaries have all material permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "AUTHORIZATION") of, and have made all filings with and notices to, all appropriate federal, state, local or foreign governmental or regulatory authorities and self regulatory organizations and all courts and other tribunals, as are necessary to own, lease, license and operate their respective properties and to conduct their respective businesses, except to the extent the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and such entity is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to such entity; except to the extent such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

            (hh) There are no outstanding subscriptions, rights, warrants, options, calls or convertible securities, granted or issued by the Company or any of its subsidiaries relating to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of such entity, except for options and restricted stock granted to directors and employees of the Company in the ordinary course of business or as described in the Memorandum.

            (ii) The financial statements of the Company included or incorporated by reference in the Memorandum, together with related schedules and notes, present fairly the financial position, results of operations and changes in financial position of the Company on the basis stated therein at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved; and the other financial and statistical information and data of the Company

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      set forth in the Memorandum are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company. The financial information relating to the Company set forth under the captions "Summary-Summary Financial and Operating Data" and "Capitalization" in the Memorandum are derived from the accounting records of the Company and its subsidiaries and fairly present, on the basis stated in the Memorandum, the information included therein. The pro forma financial information of the Company and its subsidiaries included or incorporated by reference in the Memorandum present fairly the information contained therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial information and have been properly presented on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

            (jj) KPMG LLP, who have certified certain financial statements of the Company, whose reports appear or are incorporated by reference in the Memorandum and who have delivered the letters referred to in Section 7 hereof, are independent public accountants as required by the Securities Act and the rules and regulations of the Commission.

            (kk) There are no existing or, to the knowledge of the Company, threatened labor disputes with the employees of the Company or any of its subsidiaries which would have a Material Adverse Effect.

            (ll) The statements relating to legal matters, documents or proceedings included in the Memorandum under the captions "Description of Capital Stock", "Business -- Revenue Sources" and "Business -- Government Regulation" and in "Item 3 -- Legal Proceedings" of the Company's most recent annual report on Form 10-K incorporated by reference in the Memorandum, and in "Part II Item 1 -- Legal Proceedings" of the Company's most recent quarterly report on Form 10-Q incorporated by reference in the Memorandum, insofar as such descriptions constitute a summary of the legal matters, documents or proceedings referred to therein, fairly summarize in all material respects such matters, documents or proceedings.

            (mm) Neither the Company, nor to its knowledge, any of its officers, directors or affiliates has taken, or will take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock or any security convertible into or exchangeable for Common Stock to facilitate the sale or resale of any of the Securities.

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            (nn) The Company and each of its subsidiaries have filed all
      Federal, state, local and foreign tax returns which are required to be filed through the date hereof (except where the failure to so file would not be reasonably likely to have a Material Adverse Effect), which returns are true and correct in all material respects, or have received extensions thereof, and have paid all taxes shown on such returns and all assessments received by them to the extent that the same are material and have become due. There are no tax audits or investigations pending, which if adversely determined, would have a Material Adverse Effect.

            (oo) The Company and each of its subsidiaries are insured against such losses and risks and in such amounts containing such deductibles and covering such risks as are customary in the businesses in which they are engaged. None of the Company or any of its subsidiaries has reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

            (pp) None of the Company or any of its subsidiaries or, to the knowledge of the Company and its subsidiaries, any other person associated with or acting on behalf of such entity including, without limitation, any director, officer, agent or employee of such entity has, directly or indirectly, while acting on behalf of such entity (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

            (qq) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by such entity, in each case free and clear of all liens, encumbrances and defects, other than mortgages with respect to real property owned by the Company or its subsidiaries in the ordinary course of business, except such as are described in the Memorandum or such as would not have a Material Adverse Effect. Any real property and buildings held under lease by such entity is held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by such entity.

            (rr) The industry, statistical and market-related data included or incorporated by reference in the Memorandum are derived from sources that the Company reasonably and in good faith believes to be accurate, reasonable and reliable, and such data agrees with the sources from which they were derived.

            (ss) The Indenture, the Registration Rights Agreement, the Securities, the Underlying Securities and the Subsidiary Guarantees will conform as of the Closing Date in all material respects to the descriptions thereof contained in the Memorandum.

            (tt) There is no document, contract or other agreement of a character required to be filed under the Exchange Act which is not described or filed as required by the Exchange Act or the rules and regulations of the Commission thereunder. Each description of a contract, document or other agreement in the Memorandum fairly reflects in all respects the material terms of the underlying document, contract or agreement. Each agreement described in the Memorandum or incorporated by reference is in full force and effect and is valid and enforceable by and against the Company or a subsidiary, as the case may be, in accordance with its terms.

            (uu) Each certificate signed by any officer of the Company or any Guarantor and delivered to the Initial Purchasers or counsel to the Initial Purchasers shall be deemed to be a representation and warranty by the Company or such Guarantor to the Initial Purchasers as to the matters covered thereby.

      2. Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Initial Purchasers, and each Initial Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Firm Securities set forth in
Schedule I hereto opposite its name at a purchase price of 97.3% of the principal amount thereof (the "PURCHASE PRICE").

      On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Initial Purchasers the Additional Securities, and the Initial Purchasers shall have the right to purchase, severally and not jointly, up to $30,000,000 principal amount of Additional Securities at the Purchase Price plus accrued interest, if any, to the date of payment and delivery. You may exercise this right on behalf of the Initial Purchasers in whole or from time to time in part by giving written notice not later than 30 days after the Closing Date. Any exercise notice shall specify the principal amount of Additional Securities to be purchased by the Initial Purchasers and the date on which such Additional Securities are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm Securities nor later than ten business days after the date of such notice. On each day, if any, that Additional Securities are to be purchased (an "OPTION CLOSING DATE"), each

Initial Purchaser agrees, severally and not jointly, to purchase the principal amount of Additional Securities (subject to such adjustments to eliminate fractional Securities as you may determine) that bears the same proportion to the total principal amount of Additional Securities to be purchased on such Option Closing Date as the principal amount of Firm Securities set forth in
Schedule I opposite the name of such Initial Purchaser bears to the total principal amount of Firm Securities.

      The Company hereby agrees that, without the prior written consent of the Representative, on behalf of the Initial Purchasers, it will not, during the period ending 90 days after the date of the Memorandum, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the sale of the Securities under this Agreement, (B) the granting of options and restricted stock pursuant to the Company's employee benefit plans existing on the date hereof or (C) the issuance by the Company of any shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Initial Purchasers have been advised in writing.

      3. Terms of Offering. You have advised the Company that the Initial Purchasers will make an offering of the Securities purchased by the Initial Purchasers hereunder on the terms to be set forth in the Memorandum, as soon as practicable after this Agreement is entered into as in your judgment is advisable.

      4. Payment and Delivery. Payment for the Firm Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Firm Securities for the respective accounts of the several Initial Purchasers at 10:00 a.m., New York City time, on March 2, 2005, or at such other time on the same or such other date, not later than March 14, 2005, as shall be agreed upon by the Company and you. The time and date of such payment are hereinafter referred to as the "CLOSING DATE."

      Payment for any Additional Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Additional Securities for the respective accounts of the several Initial Purchasers at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 2 or at such other time on the same or on such other date, in any event not later than April 11, 2005 as shall be agreed upon by the Company and you.

      The Securities shall be in definitive form or global form, as specified by you, and registered in such names and in such denominations ($1,000 or integral multiples of $1,000 in excess thereof) as you shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Securities shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, for the account of the Initial Purchaser, with any transfer taxes payable in connection with the transfer of the Securities to the Initial Purchaser duly paid, against payment of the Purchase Price therefor plus accrued interest, if any, to the date of payment and delivery.

      5. Conditions to the Initial Purchasers' Obligations. The several obligations of the Initial Purchasers to purchase and pay for the Firm Securities are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Company and each of the Guarantors, to the performance by the Company and each of the Guarantors of their respective obligations hereunder and to each of the following additional terms and conditions:

            (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

                  (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of the Company's securities or in the rating outlook for the Company by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

                  (ii) there shall not have occurred any change, or any
            development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries taken as one enterprise, from that set forth in the Memorandum provided to prospective purchasers of the Securities that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Memorandum.

            (b) The Initial Purchasers shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 5(a)(i) and to the effect that the representations and warranties of the Company and of the Guarantors contained in this Agreement are true and correct as of the Closing Date and that the Company and each of the Guarantors have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied hereunder on or before the Closing Date.

            The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

            (c) The Initial Purchasers shall have received on the Closing Date an opinion of (i) Blank Rome LLP, outside counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit A and (ii) Murtha Cullina LLP, New Hampshire outside counsel for the Company, relating to certain matters regarding McKerley Health Care Centers, Inc. Such opinions shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein.

            (d) The Initial Purchasers shall have received on the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Initial Purchasers, dated the Closing Date, to the effect set forth in Exhibit B.

            (e) The Initial Purchasers shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers, from KPMG LLP, independent public accountants, with respect to the financial information contained in the Memorandum relating to the Company, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into each Memorandum; provided that, in the case of the letter delivered on the Closing Date, such letter shall use a "cut-off date" not earlier than the date hereof.

            (f) The "lock-up" agreements, each substantially in the form of Exhibit C hereto, between you and each of the executive officers of the Company listed on Schedule III hereto relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

            (g) The Company and the Trustee shall have entered into the Indenture, and the Initial Purchasers shall have received counterparts, conformed as executed, thereof, and the Securities shall have been duly executed and delivered by the Company and authenticated by the Trustee.

            (h) The Company, the Initial Purchasers and the Guarantors shall have entered into the Registration Rights Agreement.

            (i) The Company and the Lenders party thereto shall have entered into the Amended and Restated Credit Agreement (as defined in the Memorandum).

      The several obligations of the Initial Purchasers to purchase Additional Securities hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company and the Guarantors, the due authorization, execution and authentication of the Additional Securities (including the Subsidiary Guarantees) to be sold on such Option Closing Date and other matters as you may reasonably request.

      6. Covenants of the Company. In further consideration of the agreements of the Initial Purchasers contained in this Agreement, the Company and each of the Guarantors covenant with each Initial Purchaser as follows:

            (a) The Company will furnish to you in New York City, without charge, as soon as available on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(b), as many copies of the Memorandum, any documents incorporated by reference therein and any supplements and amendments thereto as you may reasonably request.
      (b) Before amending or supplementing the Memorandum, the Company will furnish to you a copy of each such proposed amendment or supplement and will not use any such proposed amendment or supplement to which you reasonably object.

            (b) Before amending or supplementing the Memorandum, the Company will furnish to you a copy of each such proposed amendment or supplement and will not use any such proposed amendment or supplement to which you reasonably object.

            (c) If, during such period after the date hereof and prior to the date on which all of the Securities shall have been sold by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary in the reasonable opinion of either the Company or the Initial Purchasers to amend or supplement the Memorandum in order to make the statements therein, in the light of the circumstances when the Memorandum is delivered to a purchaser, not misleading, or to amend or supplement the Memorandum to comply with applicable law, the Company will prepare and furnish, at its own expense, to the Initial Purchasers, either amendments or supplements to the Memorandum so that the statements in the Memorandum as so amended or supplemented will not, in the light of the circumstances when the Memorandum is delivered to a purchaser, be misleading or so that the Memorandum, as amended or supplemented, will comply with applicable law.

            (d) The Company will promptly from time to time take such action as the Initial Purchasers may reasonably request to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

            (e) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company shall pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the issuance and sale of the Securities and all other fees or expenses in connection with the preparation of each Memorandum and all amendments and supplements thereto, including all printing costs associated therewith, and the delivering of copies thereof to the Initial Purchasers, in the quantities herein above specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Initial Purchasers, including any transfer or other taxes payable thereon,
      (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 6(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) any fees charged by rating agencies for the rating of the Securities, (v) the fees and expenses, if any, incurred in connection with the admission of the Securities for trading in PORTAL or any appropriate market system, (vi) the costs and charges of the Trustee and any transfer agent, registrar or depositary, (vii) the cost of the preparation, issuance and delivery of the Securities, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, (ix) the document production charges and expenses associated with printing this Agreement and (x) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8, and the last paragraph of Section 10, the Initial Purchasers will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

            (f) Neither the Company nor any affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities.

            (g) The Company will not solicit any offer to buy or offer to sell the Securities, the Subsidiary Guarantees or the Underlying Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

            (h) While any of the Securities, the Subsidiary Guarantees or the Underlying Securities remain "restricted securities" within the meaning of the Securities Act, the Company will make available, upon request, to any seller of such securities the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

            (i) The Company will use its reasonable best efforts to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market and to permit the Securities to be eligible for clearance and settlement through the Depository Trust Company.

            (j) During the period of two years after the Closing Date or any Option Closing Date, if later, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to resell any of the Securities, the Subsidiary Guarantees or the Underlying Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them.

            (k) The Company will apply the proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Offering Memorandum.

            (l) The Company will not take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities contemplated hereby.

            (m) The Company and the Guarantors will do and perform all things required or necessary to be done and performed under this Agreement by them prior to the Closing Date, and to satisfy all conditions precedent to the Initial Purchasers' obligations hereunder to purchase the Securities.

      7. Offering of Securities; Restrictions on Transfer. Each Initial Purchaser, severally and not jointly, represents and warrants that (i) such Initial Purchaser is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a "QIB"), (ii) such Initial Purchaser is purchasing the Securities pursuant to a private sale exemption from registration under the Securities Act, and (iii) such Initial Purchaser is not acquiring the Securities
(a) with a view to any distribution thereof or (b) with any present intention of offering or selling the

Securities, in the case of either (a) or (b), in a transaction that would violate the Securities Act or any state securities laws. Each Initial Purchaser, severally and not jointly, agrees with the Company that (i) it will not solicit offers for, or offer or sell, such Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it will solicit offers for such Securities only from, and will offer such Securities only to, persons that it reasonably believes to be QIBs that in purchasing such Securities are deemed to have represented and agreed as provided in the Memorandum under the caption "Transfer Restrictions".

      8. Indemnity and Contribution. (a) The Company and each of the Guarantors agree to jointly and severally indemnify and hold harmless each Initial Purchaser, its directors, officers and employees and each person, if any, who controls any Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Initial Purchaser within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Memorandum (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use therein, provided, however, that the foregoing indemnity agreement with respect to any Preliminary Memorandum shall not inure to the benefit of the Initial Purchaser from whom the person asserting any such losses, claims, damages or liabilities purchased Securities, or any person controlling the Initial Purchaser, if a copy of the Memorandum (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Initial Purchaser to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Securities to such person, and if the Memorandum (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 6(c) hereof.

      (b) Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company and each Guarantor and their respective directors, officers and employees and each person, if any, who controls the Company or any such Guarantor within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and the Guarantors to such Initial Purchaser, but only with reference to information relating to such Initial Purchaser furnished to the Company and the Guarantors in writing by such Initial Purchaser through you expressly for use in the Memorandum or any amendments or supplements thereto.

      (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Representative, in the case of parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

      (d) To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and each of the Guarantors on the one hand and the Initial Purchasers on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company and each of the Guarantors on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and each of the Guarantors on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and each of the Guarantors and the total discounts and commissions received by the Initial Purchasers, in each case as set forth in the Memorandum, bear to the aggregate offering price of the Securities. The relative fault of the Company and each of the Guarantors on the one hand and of the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Guarantor or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Initial Purchasers' respective obligations to contribute pursuant to this
Section 8 are several in proportion to the respective principal amount of Securities they have purchased hereunder, and not joint.

      (e) The Company, the Guarantors and the Initial Purchasers agree that it would not be just or equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in
Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities resold by it in the initial placement of such Securities were offered to investors exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

      (f) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company and the Guarantors contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Initial Purchaser, any person controlling any Initial Purchaser or any affiliate of any Initial Purchaser or by or on behalf of the Company, or any Guarantor or any of their respective officers or directors or any person controlling the Company or any Guarantor and
(iii) acceptance of and payment for any of the Securities.

      9. Termination. The Initial Purchasers may terminate this Agreement by notice given by you to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or
(v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your reasonable judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Memorandum.

      10. Effectiveness; Defaulting Initial Purchasers. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

      If, on the Closing Date, or an Option Closing Date, as the case may be, any one or more of the Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, the other Initial Purchasers shall be obligated severally in the proportions that the principal amount of Firm Securities set forth opposite their respective names in
Schedule I bears to the aggregate principal amount of Firm Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as you may specify, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Initial Purchaser has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Initial Purchaser. If, on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Firm Securities which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Firm Securities to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Firm Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or of the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Memorandum or in any other documents or arrangements may be effected. If, on an Option Closing Date, any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Additional Securities and the aggregate principal amount of Additional Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Additional Securities to be purchased on such Option Closing Date, the non-defaulting Initial Purchasers shall have the option to (a) terminate their obligation hereunder to purchase the Additional Securities to be sold on such Option Closing Date or (b) purchase not less than the principal amount of Additional Securities that such non-defaulting Initial Purchasers would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

      If this Agreement shall be terminated by the Initial Purchasers, or any of them, because of any failure or refusal on the part of the Company or any Guarantor to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or any Guarantor shall be unable to perform its obligations under this Agreement, the Company and each of the Guarantors jointly and severally agree to reimburse the Initial Purchasers or such Initial Purchasers as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Initial Purchasers in connection with this Agreement or the offering contemplated hereunder.

      11. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

         If to the Initial Purchasers:

            Wachovia Capital Markets, LLC
            301 South College Street, 4th Floor
            Charlotte, North Carolina 28288-0735
            Attention: Convertible Securities Syndication
            Telecopy No.: (704) 715-6099

         If to the Company and the Guarantors:

            Genesis HealthCare Corporation
            101 East State Street
            Kennett Square, Pennsylvania 19348
            Attention: General Counsel
            Telecopy No.: (610) 444-6350

      The parties hereto may change the address for receipt of communications by giving written notice to each other.

      12. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      13. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

      14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                               Very truly yours,

                               THE COMPANY

                               GENESIS HEALTHCARE CORPORATION

                               By: /s/ James V. McKeon
                                   -----------------------------------------
                                    Name: James V. McKeon
                                    Title: Chief Financial Officer

                               THE GUARANTORS

                               ACADEMY NURSING HOME, INC.

                               ADS APPLE VALLEY, INC.

                               ADS CONSULTING, INC.

                               ADS DANVERS ALF, INC.

                               ADS DARTMOUTH ALF, INC.

                               ADS HINGHAM ALF, INC.

                               ADS HINGHAM NURSING FACILITY, INC.

                               ADS HOME HEALTH, INC.

                               ADS MANAGEMENT, INC.

                               ADS PALM CHELMSFORD, INC.

                               ADS RECUPERATIVE CENTER, INC.

                               ADS RESERVOIR WALTHAM, INC.

                               ADS SENIOR HOUSING, INC.

                               ADS/MULTICARE, INC.

                               ANR, INC.

                               APPLE VALLEY OPERATING CORP.

                               APPLEWOOD HEALTH RESOURCES, INC.

                               ASL, INC.

                               ASSISTED LIVING ASSOCIATES OF BERKSHIRE, INC.

                               ASSISTED LIVING ASSOCIATES OF LEHIGH, INC.

                               ASSISTED LIVING ASSOCIATES OF SANATOGA, INC.

                               BERKS NURSING HOMES, INC.

                               BRIGHTWOOD PROPERTY, INC.

                               BRINTON MANOR, INC.

                               BURLINGTON WOODS CONVALESCENT CENTER,INC.

                               CAREFLEET, INC.

                               CENTURY CARE MANAGEMENT, INC.

                               CHATEAU VILLAGE HEALTH RESOURCES, INC.

                               CHELTENHAM LTC MANAGEMENT, INC.

                               CHG INVESTMENT CORP., INC.

                               CHNR-I, INC.

                               COLONIAL HALL HEALTH RESOURCES, INC.

                               CONCORD HEALTH GROUP, INC.

                               CONCORD SERVICE CORPORATION

                               CRESTVIEW CONVALESCENT HOME, INC.

                               CRESTVIEW NORTH, INC.

                               CRYSTAL CITY NURSING CENTER, INC.

                               CVNR, INC.

                               DAWN VIEW MANOR, INC.

                               DELM NURSING, INC.

                               DIANE MORGAN AND ASSOCIATES, INC.

                               DOVER HEALTHCARE ASSOCIATES, INC.

                               EIDOS, INC.

                               ELDERCARE RESOURCES CORP.

                               ELMWOOD HEALTH RESOURCES, INC.

                               ENCARE OF PENNYPACK, INC.

                               ENCARE OF QUAKERTOWN, INC.

                               ENCARE OF WYNCOTE, INC.

                               ENR, INC.

                               GENESIS ELDERCARE CENTERS - BELVEDERE, INC.

                               GENESIS ELDERCARE CENTERS - CHAPEL MANOR, INC.

                               GENESIS ELDERCARE CENTERS-HARSTON, INC.

                               GENESIS ELDERCARE CENTERS - PENNSBURG, INC.

                               GENESIS ELDERCARE CORP.

                               GENESIS ELDERCARE DIAGNOSTIC SERVICES, INC.

                               GENESIS ELDERCARE HOME CARE SERVICES, INC.

                               GENESIS ELDERCARE HOSPITALITY SERVICES, INC.

                               GENESIS ELDERCARE LIVING FACILITIES, INC.

                               GENESIS ELDERCARE NATIONAL CENTERS, INC.

                               GENESIS ELDERCARE NETWORK SERVICES OF
                               MASSACHUSETTS, INC.

                               GENESIS ELDERCARE NETWORK SERVICES, INC.

                               GENESIS ELDERCARE PARTNERSHIP CENTERS, INC.

                               GENESIS ELDERCARE PHYSICIAN SERVICES, INC.

                               GENESIS ELDERCARE PROPERTIES, INC.

                               GENESIS ELDERCARE REHABILITATION SERVICES, INC.

                               GENESIS ELDERCARE STAFFING SERVICES, INC.

                               GENESIS ELDERCARE TRANSPORTATION SERVICES, INC.

                               GENESIS HEALTH VENTURES OF ARLINGTON, INC.

                               GENESIS HEALTH VENTURES OF BLOOMFIELD, INC.

                               GENESIS HEALTH VENTURES OF CLARKS SUMMIT, INC.

                               GENESIS HEALTH VENTURES OF INDIANA, INC.

                               GENESIS HEALTH VENTURES OF LANHAM, INC.

                               GENESIS HEALTH VENTURES OF MASSACHUSETTS, INC.

                               GENESIS HEALTH VENTURES OF NAUGATUCK, INC.

                               GENESIS HEALTH VENTURES OF NEW GARDEN, INC.

                               GENESIS HEALTH VENTURES OF POINT PLEASANT, INC.

                               GENESIS HEALTH VENTURES OF SALISBURY, INC.

                               GENESIS HEALTH VENTURES OF WAYNE, INC.

                               GENESIS HEALTH VENTURES OF WEST VIRGINIA, INC.

                               GENESIS HEALTH VENTURES OF WILKES-BARRE, INC.

                               GENESIS HEALTH VENTURES OF WINDSOR, INC.

                               GENESIS HEALTHCARE CENTERS HOLDINGS, INC.

                               GENESIS HEALTHCARE HOLDING COMPANY I, INC.

                               GENESIS HEALTHCARE HOLDING COMPANY II, INC.

                               GENESIS IMMEDIATE MED CENTER, INC.

                               GENESIS OF PALISADO AVENUE, INC.

                               GENESIS PROPERTIES OF DELAWARE CORPORATION

                               GENESIS SELECTCARE CORP.

                               GENESIS/VNA PARTNERSHIP HOLDING COMPANY, INC.

                               GERIATRIC & MEDICAL COMPANIES, INC.

                               GERIATRIC AND MEDICAL INVESTMENTS CORPORATION

                               GERIATRIC AND MEDICAL SERVICES, INC.

                               GERI-MED CORP.

                               GLENMARK ASSOCIATES - DAWN VIEW MANOR, INC.

                               GLENMARK ASSOCIATES, INC.

                               GLENMARK PROPERTIES, INC.

                               GMA-BRIGHTWOOD, INC.

                               GMA CONSTRUCTION, INC.

                               GMA-MADISON, INC.

                               GMA - UNIONTOWN, INC.

                               GMA PARTNERSHIP HOLDING COMPANY, INC.

                               GMC LEASING CORPORATION

                               GMC-LTC MANAGEMENT, INC.

                               GMS INSURANCE SERVICES, INC.

                               GOVERNOR'S HOUSE NURSING HOME, INC.

                               HEALTH RESOURCES OF ACADEMY MANOR, INC.

                               HEALTH RESOURCES OF BOARDMAN, INC.

                               HEALTH RESOURCES OF BROOKLYN, INC.

                               HEALTH RESOURCES OF CEDAR GROVE, INC.

                               HEALTH RESOURCES OF CINNAMINSON, INC.

                               HEALTH RESOURCES OF COLCHESTER, INC.

                               HEALTH RESOURCES OF COLUMBUS, INC.

                               HEALTH RESOURCES OF CUMBERLAND, INC.

                               HEALTH RESOURCES OF ENGLEWOOD, INC.

                               HEALTH RESOURCES OF EWING, INC.

                               HEALTH RESOURCES OF FARMINGTON, INC.

                               HEALTH RESOURCES OF GARDNER, INC.

                               HEALTH RESOURCES OF GLASTONBURY, INC.

                               HEALTH RESOURCES OF GROTON, INC.

                               HEALTH RESOURCES OF LAKEVIEW, INC.

                               HEALTH RESOURCES OF LEMONT, INC.

                               HEALTH RESOURCES OF MARCELLA, INC.

                               HEALTH RESOURCES OF MIDDLETOWN (RI), INC.

                               HEALTH RESOURCES OF MORRISTOWN, INC.

                               HEALTH RESOURCES OF NORTH ANDOVER, INC.

                               HEALTH RESOURCES OF ROCKVILLE, INC.

                               HEALTH RESOURCES OF TROY HILLS, INC.

                               HEALTH RESOURCES OF WALLINGFORD, INC.

                               HEALTH RESOURCES OF WARWICK, INC.

                               HEALTH RESOURCES OF WESTWOOD, INC.

                               HEALTHCARE RESOURCES CORP.

                               HELSTAT, INC.

                               HILLTOP HEALTH CARE CENTER, INC.

                               HMNH REALTY, INC.

                               HNCA, INC.

                               HORIZON ASSOCIATES, INC.

                               HORIZON MOBILE, INC.

                               HORIZON REHABILITATION, INC.

                               HR OF CHARLESTON, INC.

                               HRWV HUNTINGTON, INC.

                               INNOVATIVE HEALTH CARE MARKETING, INC.

                               KEYSTONE NURSING HOME, INC.

                               KNOLLWOOD MANOR, INC.

                               KNOLLWOOD NURSING HOME, INC.

                               LAKE MANOR, INC.

                               LAKEWOOD HEALTH RESOURCES, INC.

                               LAUREL HEALTH RESOURCES, INC.

                               LEHIGH NURSING HOMES, INC.

                               LIFE SUPPORT MEDICAL EQUIPMENT, INC.

                               LIFE SUPPORT MEDICAL, INC.

                               LRC HOLDING COMPANY, INC.

                               LWNR, INC.

                               MABRI CONVALESCENT CENTER, INC.

                               MANOR MANAGEMENT CORP. OF GEORGIAN MANOR, INC.

                               MARLINTON ASSOCIATES, INC.

                               MARLINTON PARTNERSHIP HOLDING COMPANY, INC.

                               MCKERLEY HEALTH CARE CENTER-CONCORD, INC.

                               MCKERLEY HEALTH CARE CENTERS, INC.

                               MERIDIAN HEALTH, INC.

                               MERIDIAN HEALTHCARE INVESTMENTS, INC.

                               MERIDIAN HEALTHCARE, INC.

                               MHNR, INC.

                               MNR, INC.

                               MONTGOMERY NURSING HOMES, INC.

                               MULTICARE AMC, INC.

                               NURSING AND RETIREMENT CENTER OF THE
                                ANDOVERS, INC.

                               OAK HILL HEALTH CARE CENTER, INC.

                               PHC OPERATING CORP.

                               PHILADELPHIA AVENUE CORPORATION

                               POCAHONTAS CONTINUOUS CARE CENTER, INC.

                               PRESCOTT NURSING HOME, INC.

                               PROSPECT PARK LTC MANAGEMENT, INC.

                               PROVIDENCE FUNDING CORPORATION

                               PROVIDENCE HEALTH CARE, INC.

                               REST HAVEN NURSING HOME, INC.

                               RHS MEMBERSHIP INTEREST HOLDING COMPANY

                               RIDGELAND HEALTH RESOURCES, INC.

                               RIVERSHORES HEALTH RESOURCES, INC.

                               RLNR, INC.

                               ROSE HEALTHCARE, INC.

                               ROSE VIEW MANOR, INC.

                               RSNR, INC.

                               RVNR, INC.

                               S. T. B. INVESTORS, LTD.

                               SCHUYLKILL NURSING HOMES, INC.

                               SENIOR LIVING VENTURES, INC.

                               SENIOR SOURCE, INC.

                               SNOW VALLEY HEALTH RESOURCES, INC.

                               SOLOMONT FAMILY MEDFORD VENTURE, INC.

                               STAFFORD CONVALESCENT CENTER, INC.

                               STATE STREET ASSOCIATES, INC.

                               SVNR, INC.

                               THE ADS GROUP, INC.

                               THE APPLE VALLEY PARTNERSHIP HOLDING
                                COMPANY, INC.

                               THE HOUSE OF CAMPBELL, INC.

                               THE MULTICARE COMPANIES, INC.

                               THE SARAH BRAYTON PARTNERSHIP HOLDING
                                COMPANY, INC.

                               THE SOMERSET PARTNERSHIP HOLDING COMPANY, INC.

                               TMC ACQUISITION CORP.

                               TRI STATE MOBILE MEDICAL SERVICES, INC.

                               VALLEY MEDICAL SERVICES, INC.

                               VALLEY TRANSPORT AMBULANCE SERVICE, INC.

                               VERSALINK, INC.

                               VILLAS REALTY & INVESTMENTS, INC.

                               WALNUT LTC MANAGEMENT, INC.

                               WAYSIDE NURSING HOME, INC.

                               WEISENFLUH AMBULANCE SERVICE, INC.

                               WEST PHILA. LTC MANAGEMENT, INC.

                               WESTFORD NURSING AND RETIREMENT CENTER, INC.

                               WILLOW MANOR NURSING HOME, INC.

                               WYNCOTE HEALTHCARE CORP.

                               YE OLDE AMBULANCE COMPANY, INC.

                               YORK LTC MANAGEMENT, INC.

                          By: /s/ James V. McKeon
                              ---------------------------------------------
                               Name: James V. McKeon
                               Title: Chief Financial Officer of each of
                                      the foregoing entities

                          ADS APPLE VALLEY LIMITED PARTNERSHIP
                               By: ADS Apple Valley, Inc., its general partner

                          ADS HINGHAM LIMITED PARTNERSHIP
                               By: ADS Hingham Nursing Facility, Inc., its
                                   general partner

                          ADS RECUPERATIVE CENTER LIMITED PARTNERSHIP
                               By: ADS Recuperative Center, Inc., its
                                   general partner

                          BREVARD MERIDIAN LIMITED PARTNERSHIP
                               By: Meridian Healthcare, Inc., its
                                   general partner

                          CARE HAVEN ASSOCIATES LIMITED PARTNERSHIP
                               By: Glenmark Associates, Inc., its
                                   general partner

                          CATONSVILLE MERIDIAN LIMITED PARTNERSHIP
                               By: Meridian Healthcare, Inc. and Meridian
                                   Health, Inc., its general partners

                          CUMBERLAND ASSOCIATES OF RHODE ISLAND, L.P.
                               By: Health Resources of Cumberland, Inc., its
                                   general partner

                          EASTON MERIDIAN LIMITED PARTNERSHIP
                               By: Meridian Healthcare, Inc. and Meridian
                                   Health, Inc., its general partners

                          EDELLA STREET ASSOCIATES
                               By: Genesis Health Ventures of Clarks Summit,
                                   Inc., its general partner

                          GENESIS ELDERCARE CENTERS I, L.P.
                               By: Genesis Eldercare Partnership Centers, Inc.,
                                   its general partner

                          GENESIS ELDERCARE CENTERS II, L.P.
                               By: Genesis Eldercare Partnership Centers, Inc.,
                                   its general partner

                          GENESIS ELDERCARE CENTERS III, L.P.
                               By: Genesis Eldercare Partnership Centers, Inc.,
                                   its general partner

                          GENESIS HEALTH VENTURES OF WEST VIRGINIA, LIMITED
                            PARTNERSHIP
                               By: Genesis ElderCare Network Services, Inc. and
                                   Genesis ElderCare Rehabilitation Services,
                                   Inc., its general partners

                          GENESIS PROPERTIES LIMITED PARTNERSHIP
                               By: Genesis Health Ventures of Arlington, Inc.,
                                   its general partner

                          GENESIS PROPERTIES OF DELAWARE LTD. PARTNERSHIP, L.P.
                               By: Genesis Properties of Delaware Corporation,
                                   its general partner

                          GLENMARK PROPERTIES I, LIMITED PARTNERSHIP
                               By: Glenmark Associates, Inc., its general
                                   partner

                          GREENSPRING MERIDIAN LIMITED PARTNERSHIP
                               By: Meridian Healthcare, Inc., its general
                                   partner

                          GROTON ASSOCIATES OF CONNECTICUT, L.P.
                               By: Health Resources of Groton, Inc., its general
                                   partner

                          HAMMONDS LANE MERIDIAN LIMITED PARTNERSHIP
                               By: Meridian Healthcare, Inc. and Meridian
                                   Health, Inc., its general partners

                          LAKE WASHINGTON, LTD.
                               By: Lake Manor, Inc., its general partner

                          MCKERLEY HEALTH CARE CENTER-CONCORD LIMITED
                            PARTNERSHIP
                               By: McKerley Health Care Center-Concord, Inc.,
                                   its general partner

                          MERIDIAN/CONSTELLATION LIMITED PARTNERSHIP
                               By: Meridian Healthcare, Inc., its general
                                   partner

                          MERIDIAN EDGEWOOD LIMITED PARTNERSHIP
                               By: Meridian Healthcare, Inc., its general
                                   partner

                          MERIDIAN PERRING LIMITED PARTNERSHIP
                               By: Meridian Healthcare, Inc., its general
                                   partner

                          MERIDIAN VALLEY LIMITED PARTNERSHIP
                               By: Meridian Healthcare, Inc., its general
                                   partner

                          MERIDIAN VALLEY VIEW LIMITED PARTNERSHIP
                               By: Meridian Healthcare, Inc., its general
                                   partner

                          MIDDLETOWN (RI) ASSOCIATES OF RHODE ISLAND, L.P.
                               By: Health Resources of Middletown (RI), Inc.,
                                   its general partner

                          MILLVILLE MERIDIAN LIMITED PARTNERSHIP
                               By: Meridian Healthcare, Inc., its general
                                   partner

                          NORTH CAPE CONVALESCENT CENTER ASSOCIATES, L.P.
                               By: Geriatric and Medical Services, Inc., its
                                   general partner

                          PHILADELPHIA AVENUE ASSOCIATES
                               By: Philadelphia Avenue Corporation, its general
                                   partner

                          POINT PLEASANT HAVEN LIMITED PARTNERSHIP
                               By: Glenmark Associates, Inc. and GMA Partnership
                                   Holding Company, Inc., its general partners

                          RALEIGH MANOR LIMITED PARTNERSHIP
                               By: Glenmark Associates, Inc., its general
                                   partner

                          RIVER STREET ASSOCIATES
                               By: Genesis Health Ventures of Wilkes-Barre,
                                   Inc., its general partner

                          ROMNEY HEALTH CARE CENTER, LTD., LIMITED PARTNERSHIP
                               By: Glenmark Associates, Inc., its general
                                   partner

                          SEMINOLE MERIDIAN LIMITED PARTNERSHIP
                               By: Meridian Health, Inc., its general partner

                          SISTERVILLE HAVEN LIMITED PARTNERSHIP
                               By: Glenmark Associates, Inc., its general
                                   partner

                          STAFFORD ASSOCIATES OF N.J., L.P.
                               By: Southern Ocean GP, LLC, its general partner

                          STATE STREET ASSOCIATES, L.P.
                               By: State Street Associates, Inc., its general
                                   partner

                          TEAYS VALLEY HAVEN LIMITED PARTNERSHIP
                               By: Glenmark Associates, Inc., its general
                                   partner

                          THE APPLE VALLEY LIMITED PARTNERSHIP
                               By: The Apple Valley Partnership Holding Company,
                                   Inc. and Apple Valley Operating Corp., its
                                   general partners

                          THE STRAUS GROUP-HOPKINS HOUSE, L.P.
                               By: Encare of Wyncote, Inc., its general partner

                          THE STRAUS GROUP-QUAKERTOWN MANOR, L.P.
                               By: Encare of Quakertown, Inc., its general
                                   partner

                          THERAPY CARE SYSTEMS, L.P.
                               By: Genesis ElderCare Rehabilitation Services,
                                   Inc., its general partner

                          VOLUSIA MERIDIAN LIMITED PARTNERSHIP
                               By: Meridian Health, Inc., its general partner

                          WALLINGFORD ASSOCIATES OF CONNECTICUT, L.P.
                               By: Health Resources of Wallingford, Inc., its
                                   general partner

                        WARWICK ASSOCIATES OF RHODE ISLAND, L.P.
                             By: Health Resources of Warwick, Inc., its
                                 general partner

                        WESTFORD NURSING AND RETIREMENT CENTER, LIMITED
                          PARTNERSHIP
                             By: Westford Nursing and Retirement Center, Inc.,
                                 its general partner

                        By: /s/ James V. McKeon
                            -------------------------------------------------
                             Name: James V. McKeon
                             Title: Chief Financial Officer of the respective
                                    general partners of each of the foregoing
                                    entities

                        HOLLY MANOR ASSOCIATES OF NEW JERSEY, L.P.
                             By: Encare of Mendham, L.L.C., its general partner

                        MERCERVILLE ASSOCIATES OF NEW JERSEY, L.P.
                             By: Breyut Convalescent Center, L.L.C., its general
                                 partner

                        POMPTON ASSOCIATES, L.P.
                             By: Pompton Care, L.L.C., its general partner

                        THE STRAUS GROUP-OLD BRIDGE, L.P.
                             By: Health Resources of Emery, L.L.C., its general
                                 partner

                        THE STRAUS GROUP-RIDGEWOOD, L.P.
                             By: Health Resources of Ridgewood, L.L.C., its
                                 general partner

                        By: Century Care Management, Inc., the manager of the
                          respective general partners of each of the foregoing entities

                       By: /s/ James V. McKeon
                           -----------------------------------------------
                            Name: James V. McKeon
                            Title: Chief Financial Officer

                       SOMERSET RIDGE LIMITED PARTNERSHIP
                        By: Somerset Ridge LLC, its general partner
                           By: Somerset Ridge General Partnership, its Manager
                           By: Solomont Family Fall River Venture, Inc., its
                               general partner

                       By: /s/ James V. McKeon
                           -----------------------------------------------
                            Name: James V. McKeon
                            Title: Chief Financial Officer

                       ARCADIA ASSOCIATES
                        By: ADS/Multicare, Inc., its managing partner

                       By: /s/ James V. McKeon
                           -----------------------------------------------
                            Name: James V. McKeon
                            Title: Chief Financial Officer

                       MCKERLEY HEALTH FACILITIES
                        By: Meridian Healthcare, Inc. and Meridian Health,
                            Inc., its partners

                       By: /s/ James V. McKeon
                           -----------------------------------------------
                            Name: James V. McKeon
                            Title: Chief Financial Officer

                       SARAH BRAYTON GENERAL PARTNERSHIP

                        By: ADS Multicare Inc. and The Sarah Brayton
                            Partnership Holding Company, Inc., its general partners

                       By: /s/ James V. McKeon
                           ----------------------------------------------
                            Name: James V. McKeon
                            Title: Chief Financial Officer

                       SOMERSET RIDGE GENERAL PARTNERSHIP

                        By: Solomont Family Fall River Venture, Inc. and The Somerset Partnership Holding Company, Inc., its general partners

                       By: /s/ James V. McKeon
                           ----------------------------------------------
                            Name: James V. McKeon
                            Title: Chief Financial Officer

                        BREYUT CONVALESCENT CENTER, L.L.C.

                        ENCARE OF MENDHAM, L.L.C.

                        HEALTH RESOURCES OF BRIDGETON, L.L.C.

                        HEALTH RESOURCES OF CINNAMINSON, L.L.C.

                        HEALTH RESOURCES OF CRANBURY, L.L.C.

                        HEALTH RESOURCES OF EATONTOWN, L.L.C.

                        HEALTH RESOURCES OF EMERY, L.L.C.

                        HEALTH RESOURCES OF ENGLEWOOD, L.L.C.

                        HEALTH RESOURCES OF EWING, L.L.C.

                        HEALTH RESOURCES OF FAIR LAWN, L.L.C.

                        HEALTH RESOURCES OF JACKSON, L.L.C.

                        HEALTH RESOURCES OF RIDGEWOOD, L.L.C.

                        HEALTH RESOURCES OF SOUTH BRUNSWICK, L.L.C.

                        HEALTH RESOURCES OF WEST ORANGE, L.L.C.

                        POMPTON CARE, L.L.C.

                        ROEPHEL CONVALESCENT CENTER, L.L.C.

                        By: Century Care Management, Inc., the manager of
                            each of the foregoing entities

                        By: /s/ James V. McKeon
                            --------------------------------------------
                             Name: James V. McKeon
                             Title: Chief Financial Officer

                        GENESIS-GEORGETOWN SNF/JV, LLC

                        GLENMARK LIMITED LIABILITY COMPANY I

                        MILFORD ALF, LLC

                        RESPIRATORY HEALTH SERVICES LLC

                        RIVERVIEW RIDGE LIMITED LIABILITY COMPANY

                        SOUTHERN OCEAN GP, L.L.C.

                        By: /s/ James V. McKeon
                            ----------------------------------------------
                             Name: James V. McKeon
                             Title: Chief Financial Officer

                        SOMERSET RIDGE L.L.C.

                        By: Somerset Ridge General Partnership, its Manager
                           By: Solomont Family Fall River Venture, Inc., its
                               general partner
                           By: The Somerset Partnership Holding Company, Inc.,
                               its general partner

                           By: /s/ James V. McKeon
                               -------------------------------------------
                                Name: James V. McKeon
                                Title: Chief Financial Officer

Accepted as of the date hereof

WACHOVIA CAPITAL MARKETS, LLC

Acting on behalf of itself and the several Initial
    Purchasers named in Schedule I hereto.

By: WACHOVIA CAPITAL MARKETS, LLC

By: /s/ Cathleen Burke
    ---------------------------------------------
     Name: Cathleen Burke
     Title:Director

                                                                   SCHEDULE 1(D)

                          NON WHOLLY OWNED SUBSIDIARIES

ADS-NDNE Danvers, LLC
ADS-NDNE Dartmouth LLC
Atrium Village Development, LLC
Berkeley Haven Limited Partnership
Canterbury of Shepherdstown Limited Partnership
Capital Region/Genesis ElderCare L. L. C.
Care Haven Associates Limited Partnership
Caton Manor Meridian Limited Partnership
Community Provider Network of Central NH, LLC
Courtyard Nursing Care Center Partnership
Dartmouth Assisted Living LLC
Dover ALF LLC f/k/a Capitol SNF, L. L. C.
Franklin Health Care Associates
Franklin Square/Meridian Healthcare Nursing Home Limited Partnership Frederick Meridian Limited Partnership
Genesis Atrium LLC
Genesis/Harbor LLC f/k/a Harbor/Genesis J. V., LLC
Gilcrest 1
Glenmark Properties I, Limited Partnership
Hamilton Meridian Limited Partnership
Heritage at Danvers, LLC
Kittarin, LLC
Magnolia Gardens L. L. C.
Markglen, Inc.
Marlinton Associates Limited Partnership
Meridian Healthcare Growth & Income Fund Limited Partnership
Mooresville Meridian Limited Partnership
Peninsula Regional/Genesis ElderCare, LLC f/k/a Wicomico/Genesis ElderCare LLC f/k/a Peninsula Regional/Genesis ElderCare, LLC
Plainfield Meridian Limited Partnership
PRMC/GEC at Salisbury Center, LLC f/k/a GE at Salisbury, LLC f/k/a PRMC/GEC at Salisbury Center, LLC
Randallstown Meridian Limited Partnership
SOG Drilling Program 1983-2
Spencer Meridian Limited Partnership

                                                                      SCHEDULE I

                                                             $150,000,000 OF FIRM
                                                               SECURITIES TO BE
                      INITIAL PURCHASER                           PURCHASED
-----------------------------------------------------------  --------------------
Wachovia Capital Markets, LLC..............................      $ 89,732,000
Jefferies & Company, Inc...................................      $ 37,308,000
Citigroup Global Markets Inc...............................      $ 22,960,000
                                                                 ------------
         Total:............................................      $150,000,000
                                                                 ============

                                                                     SCHEDULE II

          SUBSIDIARIES DESCRIBED IN SECTION 1(n) OF PURCHASE AGREEMENT

Genesis Eldercare Rehabilitation Services, Inc.
Geriatric & Medical Services, Inc.
The Multicare Companies, Inc.
Genesis Eldercare Network Services, Inc.
Meridian Healthcare, Inc.
Meridian Health, Inc.
McKerley Health Care Centers, Inc.
Glenmark Associates, Inc.
Genesis Health Ventures of Massachusetts, Inc.
Genesis Health Ventures of Salisbury, Inc.
ADS/Multicare, Inc.
Genesis Health Ventures of Bloomfield, Inc.

                                                                    SCHEDULE III

Officers of the Company to be subject to the Lock-Up Agreements with the Initial
                                   Purchasers

George V. Hager, Jr.
James V. McKeon
Robert A. Reitz
Eileen M. Coggins
Barbara J. Hauswald
Richard Pell, Jr.
Thomas DiVittorio

                                                                       EXHIBIT A

                        FORM OF OPINION OF BLANK ROME LLP

      The opinion of Blank Rome LLP, to be delivered pursuant to Section 5(c) of the Purchase Agreement shall be to the effect that:

      A. The Company is a corporation incorporated and existing under the laws of the Commonwealth of Pennsylvania, has the corporate power and authority to own its property and to conduct its business as described in the Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.

      B. The Company and each of the Significant Guarantors have corporate power and authority to enter into and perform their respective obligations under each of the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Securities, and the Subsidiary Guarantees to which it is a party.

      C. Each of the Significant Guarantors is a corporation validly existing under the laws of its jurisdiction of incorporation; each of the Significant Guarantors has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Memorandum, is duly qualified as a foreign entity to transact business and is in good standing in each jurisdiction in which the conduct of business or ownership or leasing of property requires such qualification, except where the failure so to qualify or to be in good standing would not have a Material Adverse Effect; the issued and outstanding capital stock or ownership interests, as the case may be, of each of the Significant Guarantors has been duly authorized and validly issued, is fully paid and non-assessable, and is, to our knowledge after due inquiry, owned by the Company, directly or indirectly.

      D. The shares of Common Stock outstanding prior to the issuance of the Securities have been duly authorized and are validly issued, fully paid and non-assessable.

      E. The Purchase Agreement has been duly authorized, executed and delivered by the Company and each of the Significant Guarantors.

      F. The Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, fraudulent conveyance, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability and an implied covenant of good faith and fair dealing.

      G. The Underlying Securities initially issuable upon conversion of the Securities have been duly and validly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights under the Company's articles of incorporation or Pennsylvania law.

      H. The Significant Guarantors' Guarantees have been duly and validly authorized by each of the Significant Guarantors and when the Significant Guarantors' Guarantees are duly endorsed on the Securities in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers pursuant to the Purchase Agreement on the Closing Date, assuming due authentication of the Securities by the Trustee, such Significant Guarantors' Guarantees will constitute legally valid and binding obligations of the respective Significant Guarantors, entitled to the benefits of the Indenture and enforceable against the respective Guarantors in accordance with their terms, subject to the applicable bankruptcy, fraudulent conveyance, insolvency, and similar laws affecting creditors' rights generally and equitable principles of general applicability and an implied covenant of good faith and fair dealing.

      I. Each of the Indenture and the Registration Rights Agreement have been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company and each of the Significant Guarantors, enforceable in accordance with its terms, subject to applicable bankruptcy, fraudulent conveyance, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability and an implied covenant of good faith and fair dealing.

      J. The execution and delivery by the Company and the Significant Guarantors, and the performance by the Company and the Significant Guarantors of their obligations under, the Purchase Agreement, the Indenture, the Registration Rights Agreement, the Securities and the Subsidiary Guarantees will not result in (i) the violation in any material respect of any provision of applicable law or the certificate of incorporation or by-laws of the Company or any such Significant Guarantor, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such entity known to such counsel, or (ii) breach of, or default under, any agreement or other instrument binding upon any such entity that is filed as an exhibit to the Company's periodic reports under the Exchange Act, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company or any Significant Guarantor of its respective obligations under the Purchase Agreement, the Indenture, the Registration Rights Agreement, the Securities or the Subsidiary Guarantees, as the case may be, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities, Subsidiary Guarantees and Underlying Securities and by Federal and state securities laws with respect to the conversion of the Securities and the Company's and the Guarantors' obligations under the Registration Rights Agreement.

      K. Such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of such entity is subject other than proceedings summarized in the Memorandum and proceedings which such counsel believes are not required to be described in the Company's periodic reports or likely to have a material adverse effect on the power or ability of the Company or any Guarantor to perform its respective obligations under the Purchase Agreement, the Indenture, the Registration Rights Agreement, the Securities or the Subsidiary Guarantees, as the case may be, or to consummate the transactions contemplated therein.

      L. The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Memorandum will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

      M. The statements relating to legal matters, documents or proceedings included in the Memorandum under the captions "Description of the Debentures" and "Description of Capital Stock" and "Business -- Revenue Sources" and "Business -- Government Regulation", insofar as such descriptions constitute a summary of the legal matters, documents or proceedings referred to therein, fairly summarize in all material respects such matters, documents or proceedings.

      N. Although the discussion set forth in the Memorandum under the caption "Certain United States Federal Income Tax Considerations" does not purport to summarize all possible United States federal income tax consequences of the acquisition, ownership, and disposition of the Securities, such discussion constitutes, in all material respects, a fair and accurate summary of the United States federal income tax considerations that are anticipated to be material to persons who purchase the Securities pursuant to the Memorandum.

      O. Based upon the representations, warranties and agreements of the Company, the Guarantors and the Initial Purchasers in the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers under the Purchase Agreement or in connection with the initial resale of such Securities by the Initial Purchasers in accordance with the Purchase Agreement to register the Securities, the Subsidiary Guarantees or the Underlying Securities under the Securities Act of 1933 or to qualify the Indenture under the Trust Indenture Act of 1939, it being understood that no opinion is expressed as to any subsequent resale of any Security, Subsidiary Guarantee or Underlying Security.

      Nothing has come to the attention of such counsel that causes such counsel to believe that (i) any document incorporated by reference in the Memorandum (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any belief), did not comply as to form when filed with the Commission in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder or (ii) the Memorandum (except for the financial statements and financial schedules and other financial and statistical data, as to which such counsel need not express any belief) when issued contained, or as of the date such opinion is delivered contains, any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      With respect to the matters referred to in the paragraph above, counsel may state that his or her beliefs are based upon his or her participation in the preparation of the Memorandum (and any amendments or supplements thereto) and review and discussion of the contents thereof and review of the documents incorporated by reference therein, but are without independent check or verification except as specified.

                                                                       EXHIBIT B

                        OPINION OF DAVIS POLK & WARDWELL

      The opinion of Davis Polk & Wardwell to be delivered pursuant to Section 5(d) of the Purchase Agreement shall be to the effect that:

      A. Assuming that the Securities have been duly authorized by the Company, the Securities, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement pursuant to which such Securities are to be issued.

      B. The Subsidiary Guarantees have been duly and validly authorized by each of the Delaware Guarantors, and assuming that the Subsidiary Guarantees have been duly and validly authorized by each other Guarantor, the Subsidiary Guarantees, when duly endorsed on the Securities in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers pursuant to the Purchase Agreement on the Closing Date, will constitute legally valid and binding obligations of each respective Guarantor, entitled to the benefits of the Indenture and enforceable against such Guarantor in accordance with their terms, subject to the applicable bankruptcy, insolvency, and similar laws affecting creditors' rights generally and equitable principles of general applicability.

      C. Each of the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by each of the Delaware Guarantors, and assuming that each of the Indenture and Registration Rights Agreement has been duly authorized, executed and delivered by the Company and each other Guarantor, each of the Indenture and the Registration Rights Agreement is a valid and binding agreement of the Company and each Guarantor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability, and except as rights to indemnification and contribution under the Registration Rights Agreement may be limited under applicable law.

      D. The statements relating to legal documents included in the Memorandum under the captions "Description of the Debentures", "Plan of Distribution" and "Transfer Restrictions", insofar as they summarize provisions of the Indenture, the Securities and the Purchase Agreement, fairly summarize in all material respects such documents.

      E. Nothing has come to the attention of such counsel to cause such counsel to believe that (except for the financial statements and financial schedules and other financial and statistical data, as to which such counsel need not express any belief) the Memorandum when issued contained, or as of the date such opinion is delivered contains, any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      With respect to the matters referred to in the paragraph above, Davis Polk & Wardwell may state that their beliefs are based upon their participation in the preparation of the Memorandum (and any amendments or supplements thereto) and review and discussion of the contents thereof (including the review of, but not participation in the preparation of, the incorporated documents), but are without independent check or verification except as specified.

      F. Based upon the representations, warranties and agreements of the Company, of the Guarantors and of the Initial Purchasers in the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers under the Purchase Agreement or in connection with the initial resale of such Securities by the Initial Purchasers in accordance with the Purchase Agreement to register the Securities, the Subsidiary Guarantees or the Underlying Securities under the Securities Act of 1933 or to qualify the Indenture under the Trust Indenture Act of 1939, it being understood that no opinion is expressed as to any subsequent resale of any Security, Subsidiary Guarantee or Underlying Security.

                                                                       EXHIBIT C

                             FORM OF LOCK-UP LETTER

                                      February 24, 2005

Wachovia Capital Markets, LLC
c/o Wachovia Capital Markets, LLC
301 South College Street, 4th Floor
Charlotte, North Carolina 28288-0735

Dear Sirs and Mesdames:

      The undersigned understands that you propose to enter into a Purchase Agreement (the "PURCHASE AGREEMENT") with Genesis HealthCare Corporation, a Pennsylvania corporation (the "COMPANY"), providing for the offering (the "OFFERING") by Wachovia Capital Markets, LLC, and such other initial purchasers identified therein (collectively, the "INITIAL PURCHASERS") of the Company's Convertible Senior Subordinated Debentures Due 2025 (the "SECURITIES"). The Securities will be convertible into shares of common stock, par value $0.01, of the Company (the "COMMON STOCK").

      To induce the Initial Purchasers to continue their efforts in connection with the Offering, the undersigned hereby agrees that, without the prior written consent of Wachovia Capital Markets, LLC on behalf of the Initial Purchasers, it will not, during the period commencing on the date hereof and ending 90 days after the date of the offering memorandum relating to the Offering (the "MEMORANDUM"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (i) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Offering, (ii) the sale, transfer or disposition of shares of the Common Stock in an amount not to exceed, when aggregated with all sales, transfers or dispositions of officers of the Company who have executed similar letter agreements, 200,000 shares or (iii) the exercise of any options to acquire shares of Common Stock pursuant to the Company's employee benefit plans existing on the date hereof. In addition, the undersigned agrees that, without the prior written consent of Wachovia Capital Markets, LLC on behalf of the Initial Purchasers, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Memorandum, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the undersigned's shares of Common Stock except in compliance with the foregoing restrictions.

      The undersigned understands that the Company and the Initial Purchasers are relying upon this Lock-Up Agreement in proceeding toward consummation of the Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns.

      Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to a Purchase Agreement, the terms of which are subject to negotiation between the Company and the Initial Purchasers. This Lock-Up Agreement shall terminate and be of no further force and effect if the Offering has not been consummated on or before April 1, 2005.

                                 Very truly yours,

                                 ___________________________________
                                 (Name)

                                 ___________________________________
                                 (Title)